UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2008

                                                    PEPCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31403 (Commission File Number)	52-2297449 (IRS Employer Identification No.)

701 Ninth Street, N.W., Washington, DC (Address of principal executive offices)	20068 (Zip Code)

Registrant's telephone number, including area code           (202) 872-3526

                                       Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pepco Holdings, Inc.
Form 8-K

Item 7.01                      Regulation FD Disclosure.

Exhibit 99, attached hereto, is hereby incorporated by reference.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits
The following exhibits are furnished herewith:
Exhibit No.	Description of Exhibit
99	Pepco Holdings, Inc. Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC. (Registrant)
Date: May 2, 2008	/s/ P. H. BARRY Name: Paul H. Barry Title: Senior Vice President and Chief Financial Officer